UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 7, 2008


                             POP STARZ RECORDS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Florida                  333-142907                   76-0835007
           -------                  ----------                   ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


          5030 Champion Blvd., # 227 Boca Raton, Florida        33496
          ----------------------------------------------     ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (305) 407-9052


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
________________________________________________________________________________

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 7, 2008, Jonathan D. Greene resigned from his positions as Chief Executive Officer and Director of the Registrant. Mr. Greene stated his other business pursuits as the reason for his resignation.

Concurrently with Mr. Greene's resignation, Michelle Tucker has been appointed President, Chief Executive Officer and Director of the Registrant. Mrs. Tucker has been serving as a Special Advisor to the Registrant since January 2007. For the past five years, Mrs. Tucker has been the Director and President of Pop Starz, Inc., the Registrant's former parent company, and was the Registrant's founding President from July 2006 through December 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POP STARZ RECORDS, INC.
                                       (Registrant)


Date: January 28, 2008                 By: /s/ Michelle Tucker
                                           -------------------
                                           Michelle Tucker
                                           President

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